Exhibit 10.29

Third Amendment

to

Senior Revolving Credit Agreement

Among

Rosetta Resources Inc.,
as Borrower,

BNP Paribas,
as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of May 1, 2007

Third Amendment to Senior Revolving Credit Agreement

This Third Amendment to Senior Revolving Credit Agreement (this “Third Amendment”) executed effective as of the 1st of May, 2007 (the “Third Amendment Effective Date”) is among Rosetta Resources Inc., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Senior Revolving Credit Agreement dated as of July 7, 2005, as amended by the First Amendment to Senior Revolving Credit Agreement dated September 26, 2005 and the Second Amendment to Senior Revolving Credit Agreement dated December 6, 2006 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1           Section 1.02.  The following definitions are hereby added or amended and restated in its entirety as follows:

“Agreement” means this Senior Revolving Credit Agreement, as amended by the First Amendment to Senior Revolving Credit Agreement, dated September 26, 2005, the Second Amendment to Senior Revolving Credit Agreement, dated December 6, 2006 and the Third Amendment to Senior Revolving Credit Agreement, dated as of May 1, 2007, as the same may from time to time be further amended, modified, supplemented or restated.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

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Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	< 50%	≥ 50% < 75%	≥ 75% < 90%	≥ 90%
LIBOR Margin	1.000%	1.250%	1.500%	1.750%
ABR Margin	0.000%	0.000%	0.250%	0.500%
Commitment Fee Rate	0.250%	0.375%	0.375%	0.375%

Each change in the Applicable Margin or Commitment Fee Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” or “Commitment Fee Rate” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

2.2           Section 9.19(b).  Section 9.19(b) is hereby amended and restated in its entirety as follows (bold indicates changes from the previous Section 9.19(b)):

“(b) Swap Agreements in respect of commodities (including price Swap Agreements, basis differential Swap Agreements, caps, collars, floors and other similar agreements described in the definition of “Swap Agreements”) (i) with an Approved Counterparty and (ii) the notional volumes for which, (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date each such Swap Agreement is executed, (A) 100% of the reasonably anticipated projected production (as shown in the most recent Reserve Report and/or in another engineering report which is in form and substance satisfactory to the Administrative Agent) from proved, developed, producing Oil and Gas Properties for each twelve month period during which each such Swap Agreement is in effect, for the next thirty-six months succeeding the execution of each such Swap Agreement, (B) 75% of the reasonably anticipated projected production (as shown in the most recent Reserve Report and/or in another engineering report which is in form and substance satisfactory to the Administrative Agent) from proved, developed, producing Oil and Gas Properties for each twelve month period during which each such Swap Agreement is in effect, for each twelve month period after the first thirty-six months after each such Swap Agreement is executed, (C) 50% of the reasonably anticipated projected production (as shown in the most recent Reserve Report and/or in another engineering report which is in form and substance satisfactory to the Administrative Agent) from proved, developed, non-producing Oil and Gas Properties for each twelve month period during which each such Swap Agreement is in effect, for the next twenty-four months succeeding the execution of each such Swap Agreement and (D) 35% of the reasonably anticipated projected production (as shown in the most recent Reserve Report and/or in another engineering report which is in form and substance satisfactory to the Administrative Agent) from proved, developed, non-producing Oil and Gas Properties for each twelve month period during which each such Swap Agreement is in effect, for the period of twelve months succeeding the two-year anniversary of the execution of each such Swap Agreement; provided, however, that for purposes of this Section 9.19(b), put options and price floors for crude oil and natural gas shall be disregarded;”

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2.3           Scheduled Redetermination of the Borrowing Base.  Pursuant to Section 2.07(b), the Borrowing Base shall be increased to $350,000,000, effective from and including May 1, 2007 to but excluding the next Redetermination Date.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c) or Section 9.13.

Section 3.    Conditions Precedent.  The effectiveness of this Third Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1           Payment of Outstanding Invoices.  Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

3.2           Third Amendment.  The Administrative Agent shall have received multiple counterparts as requested of this Third Amendment from each Lender.

3.3           No Default.  No Default or Event of Default shall have occurred and be continuing as of the Third Amendment Effective Date.

Section 4.    Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this Third Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Third Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Third Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 5.    Miscellaneous.

5.1           Confirmation.  The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment.

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5.2           Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (i) acknowledges the terms of this Third Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

5.3           Counterparts.  This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4           No Oral Agreement.  This written Third Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

5.5           Governing Law.  This Third Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed effective as of the date first written above.

BORROWER:	ROSETTA RESOURCES INC.

By:
Michael J. Rosinski, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

GUARANTORS:
ROSETTA RESOURCES OFFSHORE, LLC
ROSETTA RESOURCES HOLDINGS, LLC
ROSETTA RESOURCES OPERATING GP, LLC
ROSETTA RESOURCES OPERATING LP

By: Rosetta Resources Operating GP, LLC, its general partner

By:
Michael J. Rosinski, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Third Amendment - Senior Revolving Credit Agreement
Signature Page -

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

LENDERS:	BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

MIZUHO CORPORATE BANK, LTD.

By:
Name:
Title:

THE FROST NATIONAL BANK

By:
Name:
Title:

Third Amendment - Senior Revolving Credit Agreement
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LENDERS:	AMEGY BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

BANK OF TEXAS, N.A.

By:
Name:
Title:

ALLIED IRISH BANKS, p.l.c.

By:
Name:
Title:

By:
Name:
Title:

Third Amendment - Senior Revolving Credit Agreement
Signature Page -

LENDERS:	THE BANK OF TOKYO – MITSUBISHI UFJ, LTD., NEW YORK BRANCH (AS SUCCESSOR BY MERGER TO UFJ BANK LIMITED)

By:
Name:
Title:

COMERICA BANK

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

GUARANTY BANK, FSB

By:
Name:
Title:

CALYON NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

Third Amendment - Senior Revolving Credit Agreement
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LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.

By:
Name:
Title:

Third Amendment - Senior Revolving Credit Agreement
Signature Page -